Exhibit 10.1

                          AGREEMENT AND MUTUAL RELEASE

     Mark Kucher ("Kucher") and quespasa.com, Inc., a Nevada corporation, ("quepasa") enter into the Agreement and Mutual Release (the "Agreement") dated this 30th day of May 2002.

     1. Kucher agrees to accept, and quepasa agrees to pay, the sum of $190,000, in fill settlement of all claims and disputes that exist, or may exist, between them and their respective agents as more fully described in this Agreement.

     2. Kucher agrees that, simultaneous with the payment of the $190,000 to him by quepasa. (a) Kucher and (b) Raymond Duch will be deemed to have resigned, effective immediately, from the Board of Directors of quepasa Kucher agrees to sign. and agrees to cause Raymond Duch to sign, any documentation that quepasa may require to memorialize these resignations from the Board of Directors.

     3. As a condition to receiving the $190,000, Kucher will on May 30, 2002, deliver to Meyer, Hendricks & Bivens, P.A. ("MHB") at 3003 N. Central Avenue, Suite 1200, Phoenix, Arizona, 85012, two executed originals of this Agreement arid Mutual Release. Simultaneous with such delivery quepasa will pay to Kucher the $190,000 and will execute the two originals of this Agreement and Release. One fully executed original will be given to Kucher and one to quepasa.

     4. Effective upon quepasa's payment of the S190,000, Kucher, on behalf of himself and any person or entity claiming through him, fully, finally and forever releases quepasa and any persons or entities related to quepasa, including without limitation Vayala Corporation, an Arizona corporation, Jeffrey Peterson. Michael Silberman, and all of quepasa's officers, directors, employees, attorneys, agents, successors and assignees, from any and all claims that Kucher has, or may have, against any of them, whether known or unknown, that existed or may have existed as of May 30, 2002, the date the $190,000 is paid.

     5. Effective upon quepasa's payment of the $190,000, quepasa, on behalf of itself and any person or entity claiming through it, fully, finally and forever releases Kucher and his spouse, heirs, successors and assignees, from any and all claims that quepasa has, or may have, against any of them, whether known or unknown, that existed or may have existed as of May 30, 2002, the date the $190,000 is paid.

     6. With respect to any claims released by any person or entity in Paragraph 4 or 5, Kucher and quepasa agree that each shall be deemed to have expressly waived the provisions, rights and benefits of California Civil Code Section 1542, which provides:

     A general release does not extend to claims which a creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

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Further, Kucher and quepasa agree that each of shall be deemed to have express1y waived the provisions, rights and benefits conferred by any law of any state or country which is similar or comparable to California Civil Code
Section 1542.

     7. This Agreement constitutes the sole and entire agreement among the parties. No prior representations, warranties, inducements or commitments, oral or written, have been made by or to any party concerning any subject of this Agreement. No contemporaneous representations, warranties, inducements or commitments, oral or written, have been made by or to any party, on any subject of this Agreement, except as contained in this Agreement

     8. This Agreement may be amended only by a written instrument signed by both Kucher and quepasa.

     9. This Agreement shall be governed by the laws of the State of Arizona, and each party stipulates to the jurisdiction of the Maricopa County Superior Court to resolve any dispute that may arise from this Agreement.





Dated this 30th day of May, 2002            /s/  Mark Kucher
                                            ----------------------------------
                                                 Mark Kucher


STATE OF ARIZONA     )
                     )ss.
County of Maricopa   )



     On this, the 30th day of May, 2002. May, 2002 before me, the undersigned Notary Public personally appeared Mark Kucher, known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same for the purposes therein contained.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal,


                                            /s/  Sandra Stanley
(GRAPHIC OMITTED)                           ----------------------------------
                                                 Sandra Stanley
                                                 Notary Public

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


Dated this 3rd day of June, 2002            quepasa.com, Inc.


                                            By:  /s/  Jeffrey Peterson
                                               -------------------------------
                                                      Jeffrey Peterson
                                                      President



STATE OF ARIZONA     )
                     ) ss.
County of Maricopa   )


     On this, the 3rd day of June, 2002, before me, the undersigned Notary Public, personally appeared Jeffrey Peterson, President of quepasa.com, known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same for the purposes therein contained.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                            /s/  Sandra Stanley
(GRAPHIC OMITTED)                           ----------------------------------
                                                 Sandra Stanley
                                                 Notary Public


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


                              NOTICE OF RESIGNATION



To:      quepasa.com, Inc.

From:    Raymond Duch

Date:    May 30, 2002

Re:      Resignation from Board of Directors


         Effective May 30, 2002, I resign my position as a director of quepasa.com, Inc.


                                            /s/  Raymond Duch
                                            ----------------------------------
                                                 Raymond Duch

                              NOTICE OF RESIGNATION



To:      quepasa.com, Inc.

From:    Mark Kucher

Date:    May 30, 2002

Re:      Resignation from Board of Directors


         Effective May 30, 2002, I resign my position as a director of quepasa.com, Inc.


                                            /s/  Mark Kucher
                                            ----------------------------------
                                                 Mark Kucher